UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 28, 2025
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AKEBIA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36352	20-8756903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 First Street Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 871-2098
N/A
(Former name or former address, if changed since last report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	AKBA	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On November 28, 2025 (the “Closing Date”), Akebia Therapeutics, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Agreement”) with Q32 Bio Inc. and Q32 Bio Operations Inc. (together, “Q32”), pursuant to which Q32 sold and assigned to the Company, and the Company purchased and assumed from Q32, substantially all assets and liabilities of Q32 and its affiliates related to the research, development, manufacture, and commercialization of Q32’s clinical-stage development candidate known as ADX-097 worldwide for the treatment, prevention or diagnosis of any disease or condition in humans. ADX-097, which has been evaluated in a Phase 1 clinical trial in healthy volunteers, is a tissue-targeted C3d-Factor H fusion protein complement inhibitor with the potential to treat rare kidney diseases.

Under the terms of the Agreement, the Company (i) made an upfront payment in an amount equal to $7.0 million on the Closing Date, (ii) will make an additional upfront payment in an amount equal to $3.0 million on the sixth-month anniversary of the Closing Date, (iii) will make certain milestone payments upon the achievement of specified development and regulatory milestone events related to the ADX-097 up to an aggregate amount equal to $94.5 million, including a $2.0 million development milestone payment upon the earlier of initiation of a Phase 2 clinical trial and December 31, 2026, (iv) will make certain milestone payments upon the achievement of specified commercial milestone events with respect to the net sales of ADX-097 up to an aggregate amount equal to $487.5 million, and (v) will make certain royalty payments based on the net sales of ADX-097 with royalty percentage tiers ranging from the low single digits to mid-teen percentages. The royalties will expire on a country-by-country basis on the later to occur of (a) the date of expiration of the last-to-expire valid claim of any transferred patent right that covers such product in such country, and (b) the tenth anniversary of the first commercial sale of such product.

The Agreement includes customary representations, warranties, conditions, covenants, and indemnification rights and obligations of the Company and Q32.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which the Company expects to file as an exhibit to its Annual Report on Form 10-K for the year ended December 31, 2025.

Item 7.01. Regulation FD Disclosure.

On December 1, 2025, the Company issued a press release announcing the acquisition of a clinical-stage development candidate and the establishment of its rare kidney disease pipeline comprised of two core product candidates: ADX-097 (now referred to as AKB-097), a complement inhibitor, and praliciguat, a soluble guanylate cyclase stimulator. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In addition, pursuant to the terms of Amendment #1 to the License Agreement, dated June 3, 2021, by and between the Company and Cyclerion Therapeutics, Inc., a Massachusetts corporation (“Cyclerion”), upon initiation (defined as first patient dosed) of a Phase 2 clinical trial in the U.S. for a product, a $1.0 million regulatory milestone payment will be due to Cyclerion.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

The Company currently expects that its existing cash resources and cash from operations will be sufficient to fund its current operating plan for at least 2 years. There can be no assurance that the current operating plan will be achieved in the time frame anticipated by the Company, or that the Company’s cash resources will fund its operating plan for the period of time anticipated by it, or that additional funding will be available on terms acceptable to the Company, or at all. The Company’s forecast of the period of time through which its financial resources will be adequate to support its operations is a forward-looking statement and involves numerous risks and uncertainties, and actual results could vary as a result of a number of factors, many of which are outside its control. The Company has based this estimate on assumptions that may be substantially different than actual results, and the Company could utilize its available capital resources sooner than it currently expects. The Company does not plan to comment on profitability expectations at this time.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated December 1, 2025, issued by Akebia Therapeutics, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) contains forward-looking statements of the Company that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this Report are forward-looking statements. The words “anticipate,” “believe,” “build,” “can,” “contemplate,” “continue,” “could,” “should,” “designed,” “estimate,” “project,” “expect,” “forecast,” “future,” “goal,” “intend,” “likely,” “may,” “plan,” “possible,” “potential,” “predict,” “strategy,” “seek,” “target,” “will,” “would,” derivatives of these words, and similar references are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements relating to the Company’s expectations that its existing cash resources and cash from operations will be sufficient to fund its current operating plan for at least two years. Actual results may differ materially from those projected or implied in these forward-looking statements. You should not place undue reliance on these forward-looking statements. Certain risks and uncertainties relating to the Company and its business can be found under the caption “Risk Factors” included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, and other filings that the Company may make with the U.S. Securities and Exchange Commission in the future. Any forward-looking statements contained in this Report (except as otherwise noted) speak only as of the date hereof, and, except as required by law, the Company does not undertake, and specifically disclaims, any obligation to update any forward-looking statements contained in this Report.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKEBIA THERAPEUTICS, INC.

Date: December 1, 2025	By:	/s/ John P. Butler
Name: John P. Butler
Title: President and Chief Executive Officer